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                                  EXHIBIT 23.1



                               ARTHUR ANDERSEN LLP


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement File Nos. 33-66980, 33-86230, 333-01874, 333-03865, 333-22943, 333-28717, 333-45991, 333-53413, 333-60321, 333-73201, and
333-82879.


                                               /s/ Arthur Andersen LLP



Phoenix, Arizona
     December 28, 1999